July 25, 2024

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Fundrise Growth Tech Fund, LLC

File Nos. 333-257157 and 811-23708

Ladies and Gentlemen:

Fundrise Growth Tech Fund, LLC (the “Fund”) has enclosed herewith for filing electronically with the Securities and Exchange Commission pursuant to Rule 497(a) under the Securities Act of 1933, as amended (the “Securities Act”), investment company advertisements by the Fund subject to Rule 482 under the Securities Act. The advertisements include various Fund marketing materials recently published by Fundrise or contracted to be published by third party partners.

If you have any questions or require any additional information, please do not hesitate to contact me at (202) 584-0550.

Sincerely,

/s/ Michelle A. Mirabal

Michelle A. Mirabal